                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 27, 2005
                        (Date of earliest event reported)

                           NOVELOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  333-119366              04-3321804
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)            File Number)        Identification Number)

                          ONE GATEWAY CENTER, SUITE 504
                                NEWTON, MA 02458
                    (Address of principal executive offices)

                                 (617) 244-1616
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

     As we previously disclosed on a current report on Form 8-K filed with the
SEC on October 3, 2005, we sold an aggregate of 3,000 shares of our Series A 8%
cumulative convertible preferred stock and warrants to purchase an aggregate of
909,090 shares of common stock to a group of three institutional investors for aggregate net proceeds of $2,680,000. On October 3, 2005, we sold an additional
200 shares of our Series A preferred stock and warrants to purchase 60,606 shares of common stock to an additional investor for net proceeds of $184,000.
The warrants expire in five years and have an exercise price of $2.00 per share.
Each share of Series A preferred stock is initially convertible into 606 shares of our common stock.

     In connection with the sale of the Series A preferred stock and warrants, a stockholder, Margie Chassman, provided a financial enhancement to the investors in the form of an escrow of 2,133,000 shares of her common stock, to be drawn upon by the investors if their investment in our equity securities fail to provide a specified yield. We paid $166,000 to Ms. Chassman and her designee for providing such financial enhancement. A copy of the escrow agreement is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

     We anticipate that our aggregate fees and expenses in connection with these sales of our Series A preferred stock and warrants will be approximately
$336,000 (including the $166,000 fee payable to the stockholder).

     These issuances were made in reliance upon the exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 27, 2005, we appointed George Vaughn, 51 years of age, as our chief financial officer. In 1995, Mr. Vaughn founded Vaughn & Associates, P.C., a professional services organization that provides interim and part-time chief financial officer, outsourced financial management and tax advisory services for emerging and established businesses. Since June 2004, Mr. Vaughn has also served as the chief financial officer of Vistula Communications Services, Inc. From
1990 to 1995, he served as chief financial officer of XRL, Inc. Mr. Vaughn is a certified public accountant and is a member of the American Institute of
Certified Public Accountants and the Massachusetts Society of Certified Public
Accountants.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     NUMBER    DESCRIPTION

      3.1*     Certificate of Designations of Series A cumulative convertible preferred stock

     10.1*     Form of subscription agreement

     10.2*     Form of Class A common stock purchase warrant

     10.3      Form of share escrow agreement

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* Previously filed as an exhibit to the current report on Form 8-K filed with the SEC on October 3, 2005 and incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 2, 2005               NOVELOS THERAPEUTICS, INC.

                                       By: /s/  Harry S. Palmin
                                           -------------------------------
                                           Name:  Harry S. Palmin
                                           Title: Chief Executive Officer

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                                  EXHIBIT INDEX

     NUMBER    DESCRIPTION

      3.1*     Certificate of Designations of Series A cumulative convertible preferred stock

     10.1*     Form of subscription agreement

     10.2*     Form of Class A common stock purchase warrant

     10.3      Form of share escrow agreement

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* Previously filed as an exhibit to the current report on Form 8-K filed with the SEC on October 3, 2005 and incorporated herein by reference.

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